UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): November 30, 2022
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SHAPEWAYS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39092 (Commission File Number)	87-2876494 (I.R.S. Employer Identification Number)

30-02 48th Avenue Long Island City, NY		11101
(Address of principal executive offices)		(Zip Code)

(646) 979-9885
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	SHPW	New York Stock Exchange
Warrants, each warrant exercisable for one share of Common Stock for $11.50 per share	SHPW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
Shapeways Holdings, Inc. (the “Company”) previously announced its intention to solicit the approval of the Company’s stockholders to effect a reverse stock split, at a special meeting of stockholders to be held in the first quarter of 2023. In light of current market conditions, in conjunction with discussions with members of the Company’s management team, the Company’s Board of Directors (the “Board”) has determined that it is not in the best interests of the Company or its stockholders to hold the special meeting in the first quarter of 2023. The Company is continuing to consider available alternatives to regain compliance with the continued listing standard set forth in Section 802.01C of the New York Stock Exchange’s Listed Company Manual (“Section 802.01C”), including potentially proposing a reverse stock split for stockholder approval at the Company’s 2023 annual meeting of stockholders, if necessary to regain compliance with Section 802.01C at that time.
The information in this Item 7.01 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Special Note Regarding Forward-Looking Statements
Certain statements included in this Form 8-K are not historical facts and are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the intended timing of a reverse stock split and potential actions to be taken to regain compliance with Section 802.01C are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Form 8-K, and on the current expectations of management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, financial, geopolitical, legal, and market conditions, including supply chain disruptions and inflationary pressures; failure to realize the anticipated benefits of acquisitions; difficulties integrating acquired companies; ability to retain customers of acquired companies or otherwise expand its customer base; the risk that the Company has a history of losses and may not achieve or maintain profitability in the future; the risk that the Company faces significant competition and expects to face increasing competition in many aspects; the risk that the digital manufacturing industry is a relatively new and emerging market and it is uncertain whether it will gain widespread acceptance; the risk that the Company's new and existing solutions and software do not achieve sufficient market acceptance; the loss of key personnel; the inability to timely and effectively scale the Company's platform; the ability to move the Company's manufacturing capabilities without disruption or delay; and those factors discussed under the heading "Risk Factors" in the Company’s most recent Form 10-K, most recent Form 10-Q, and other documents the Company has filed, or will file, with the Securities and Exchange Commission. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know, or that the Company currently believes are immaterial, that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements reflect the Company's expectations, plans, or forecasts of future events and views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's assessments of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon forward-looking statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shapeways Holdings Inc.

Dated: November 30, 2022	By:	/s/ Alberto Recchi
	Name:	Alberto Recchi
	Title:	Chief Financial Officer